UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2022

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Unless the context otherwise requires, references in this report to “we,” “our” and similar terms refer to Pixelworks, Inc. and its subsidiaries. References to “Company” refer to Pixelworks, Inc., an Oregon corporation and references to “PWSH” are to Pixelworks Semiconductor Technology (Shanghai) Co., Ltd. For purposes of this report, amounts in Renminbi, or RMB, have been translated into U.S. dollars solely for the convenience of the reader. The translations have been made at the conversion rate of RMB 6.98 to U.S. $1.00 effective as of December 19, 2022 (source: State Administration of Foreign Exchange of the People’s Republic of China).

Item 1.01     Entry into a Definitive Material Agreement.

On December 21, 2022, the Company and its subsidiary, PWSH, entered into a Capital Increase Agreement (“CIA”) with certain private equity investors based in China (Beijing E-town Changhou Display Chip Venture Capital Center (Limited Partnership) and Yangzhou Qizheng Equity Investment Partnership (Limited Partnership)) (collectively, the “Investors”) and Jing Xin Ying (Shanghai) Management Consulting Partnership (Limited Partnership), an entity owned by certain of the employees of PWSH (the “ESOP”)(none of the employees are a named executive officer of the Company). Beijing E-town is an existing shareholder of PWSH, and Yangzhou Qizheng is affiliated with another existing PWSH shareholder (Hainan Qixin Investment Partnership (Limited Partnership), who purchased 2.578% of PWSH from Company in the transaction that is described in Note 14 to the Condensed Consolidated Financial Statements in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022). Collectively, the ESOP and the Investors are referred to as the “Purchasers.”

Under the CIA, the Purchasers have agreed to pay to PWSH, subject to certain closing conditions, certain amounts in RMB in exchange for an equity position in PWSH. More specifically:

–The Investors have agreed to pay a total of RMB 100 million ($14.3 million USD) in exchange for an equity interest in PWSH of 2.76%, based on a pre-money value of PWSH of RMB 3.5 billion ($501.4 million USD).
–The ESOP has agreed to pay a total of RMB 9,800,000 million ($1.4 million USD) in exchange for an equity interest in PWSH of 0.54%, based on a pre-money valuation of PWSH of RMB 1.75 billion ($250.7 million USD), a discount of 50% from the valuation paid by the Investors.

The closing conditions include receipt of all required governmental approvals. Following the closing, which is expected in December of 2022, the Company would continue to hold 78.2% of PWSH. The total net proceeds raised by PWSH would be approximately RMB 109.8 million ($15.7 million USD).

Company and PWSH have entered into the Capital Increase Agreement in support of the Company’s strategic plan to enable PWSH to seek to become qualified to file an application for an initial public offering on the Shanghai Stock Exchange’s Sci-Tech innovAtion boaRd, known as the STAR Market, (the “Listing”) at some point in the future.

The Agreement provides that if there is a change in control of PWSH that closes prior to its filing an application for the Listing, each Purchaser would be entitled to a minimum return of 10% on the price they paid for their respective equity interest, payable by Company in cash at the close of the change in control transaction, with such right terminating automatically upon the filing by PWSH of the Listing.

The ESOP has a redemption right that is identical to that held by the other ESOP investors from the financing round that closed in 2021; if the Listing is not consummated prior December 31, 2024, the ESOP may elect to require a repurchase of the purchaser’s respective equity interest for a price equal to the initial purchase price paid by the ESOP plus annual simple interest at a rate of 5%. The current intent of PWSH is to consummate the Listing in 2023.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the sale of PWSH securities to purchasers, including the timing thereof, the expected proceeds and use thereof, and the resulting ownership of PWSH, and the Listing and timing and benefits thereof, including improved access to new capital markets and the funding of Company’s growth worldwide. These statements are based on management’s current expectations. Forward-looking statements involve certain risks and uncertainties, and actual results and the timing of events may differ materially from those discussed or implied in any such statement. These risks include, but are not limited to the Company’s ability to execute on its strategy; competitive factors; current global health and economic challenges, including the impact of COVID-19; changes in the requirements for listing on the STAR Market; and other risks related to the Company’s business and operations as are discussed under the heading “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, and in the Company’s other current and periodic reports filed or furnished from time to time with the U.S. Securities and Exchange Commission. All forward-looking statements herein have been made as of the date hereof and are based on information available to the Company as of the date hereof. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

Item 7.01 Regulation FD Disclosure.

On December 28, 2022, the Company issued a press release about the CIA and which also confirmed its prior revenue guidance for the fourth quarter ending December 31, 2022, which was originally included in the Company’s third quarter results conference call script dated November 7, 2022 furnished on Form 8-K on November 7, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Pixelworks, Inc. dated December 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	December 28, 2022	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer